ROCHESTER & PITTSBURGH COAL COMPANY
                        655 Church Street
                       Indiana, PA  15701




                                   June 16, 1994








Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  Rochester & Pittsburgh Coal Company
          Commission File #0-7181

Gentlemen:

     Filed electronically herewith is a Form 8-K Report of Rochester & Pittsburgh Coal Company.

                                   Sincerely yours,


                                   WILLIAM M. DARR
                                   William M. Darr

WMD/mml

               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549


                         ---------------


                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) May 27, 1994

               Rochester & Pittsburgh Coal Company
- - - ------------------------------------------------------------------
       (Exact Name of Registrant as Specified in Charter)



       Pennsylvania                0-7181           25-0761480
- - - ------------------------------------------------------------------
(State or Other Jurisdiction    (Commission        (IRS Employer
      of Incorporation)         File Number)    Identification No.)



655 Church Street, Indiana, Pennsylvania                  15701
- - - -------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code (412) 349-5800
                                                   --------------



- - - -----------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
- - - ------    ------------


     On May 27, 1994, Registrant's subsidiaries, Eighty-Four Mining Company ("Eighty-Four") and Lucerne Land Company ("Lucerne"), completed arrangements for $85,000,000 in long-term debt to finance development and rehabilitation of Mine No. 84 which was acquired by Eighty-Four in December of 1992, along with approximately 175,000,000 tons of coal reserves. The long-term debt consists of $50,000,000 in a revolving credit facility from four commercial banks and $35,000,000 in senior secured fixed rate construction and term notes from an institutional investor. The long-term debt is secured by all of the assets of Eighty-Four and Lucerne. In addition, Registrant has unconditionally guaranteed the debt issued by Eighty-Four and Lucerne and has pledged investment securities having a minimum market value of $25,000,000 as additional security.

     In addition to placing significant restrictions on Eighty-Four and Lucerne, the debt agreements impose restrictions on Registrant, as Guarantor, with respect to such items as cash flow maintenance, capital expenditures and acquisitions, dividends, and limitations on additional indebtedness and guarantees. Registrant will also be required to maintain: (1) a minimum current ratio of 1.5 to 1.0,
(2) a defined minimum net worth, (3) a maximum leverage ratio of 50%, and (4) a minimum interest coverage ratio of 2.5 to 1.0.

     Eighty-Four is engaged in discussions regarding operating leases for 1994 mining equipment requirements having a value of $6,700,000 and has a capitalized lease commitment for $19,700,000 for a longwall mining system to be placed in service in the third quarter of 1995. It is anticipated that Eighty-Four will enter into additional operating and capitalized leases during the course of developing and operating its mining properties.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ROCHESTER & PITTSBURGH COAL COMPANY



Date:  June 16, 1994        By:  THOMAS W. GARGES. JR.
                                 Thomas W. Garges, Jr.
                        President and Chief Executive Officer